Exhibit 10.5

SECURITY AGREEMENT

             THIS SECURITY AGREEMENT (the "Security Agreement") is made and entered into this 22nd day of March, 2001, by SWITCHBOARD APPARATUS, INC., a Delaware corporation  ("Borrower"), to and for the benefit of American National Bank and Trust Company of Chicago ("Bank").

R E C I T A L S

             A.         Pursuant to that certain Loan Agreement of even date herewith, by and among Bank, Borrower and Electric City Corp., a Delaware corporation (“ECC”), as amended from time to time (the "Loan Agreement"), Bank has agreed to make available to Borrower and ECC a revolving line of credit (the "Revolving Credit") in the maximum principal amount of $2,000,000.00 and a term loan (the “Term Loan”) in the original principal amount of $500,000.00 on the terms and conditions set forth in the Loan Agreement.  Capitalized terms not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

             B.          As evidence of the indebtedness under the Revolving Credit and the Term Loan, Borrower and ECC have executed and delivered to Bank that certain Revolving Note of even date herewith (the “Revolving Note”) and that certain Term Note of even date herewith (the “Term Note”).

             C.          As a condition to Bank entering into certain Loan Agreement, Bank requires that Borrower grant to Bank a first lien on and first security interest in all of Borrower's property as security for the payment of the Revolving Note and the Term Note and performance of Borrower's and ECC’s obligations under the Loan Agreement, and all other documents evidencing, securing or otherwise in connection with the Revolving Credit and the Term Loan (collectively, "Loan Documents").

             NOW, THEREFORE, Borrower, to secure (i) further the payment of the principal sums of money evidenced by the Revolving Note and the Term Note together with all interest and other amounts, if any, due in accordance with the terms, provisions and limitations of the Revolving Note and the Term Note; (ii) the performance of the covenants and agreements by the Borrower and ECC contained herein or in the Revolving Note, the Term Note, the Loan Agreement and the other Loan Documents; and (iii) payments, advances or expenditures made by Bank to Borrower and other future indebtedness, extended pursuant to the Loan Agreement, the Revolving Note, the Term Note and the other Loan Documents, as the same may be amended from time to time, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby grants to Bank a security interest in, and collaterally assigns, transfers, conveys, confirms, pledges and sets over unto Bank and its successors and assigns, all of Borrower's tangible and intangible assets and property whether now or hereafter existing and whether now or hereafter owned, licensed or acquired by Borrower including, without limitation, all of Borrower's (a) accounts, chattel paper, contract rights, leases, leasehold interests, letters of credit, instruments, documents, patents, copyrights, trademarks, trade names, beneficial interests and general intangibles, (b) certificated or uncertificated securities, (c) goods, including, without limitation, all of Borrower's consumer goods, equipment, fixtures and inventory, (d) documents and instruments, (e) monies, reserves, deposits, deposit accounts and interest or dividends thereon, cash and cash equivalents, (f) all books, records and computer records in any way relating to the foregoing, (g) property now or at any time or times hereafter in the possession or under the control of Bank or its bailee, (h) liens, guaranties and other rights and privileges pertaining to any of the foregoing, (i) all accessions to the foregoing and all substitutions, renewals, improvements and replacements of and additions to the foregoing, and (j) and all proceeds and products of any of the foregoing, including, without limitation, proceeds of insurance policies of the foregoing (all of the property described in this paragraph being hereinafter referred to as the "Collateral").

             It is hereby understood and agreed by Borrower as follows:

             1.  Use and Possession of Collateral.  Borrower may retain possession of the Collateral and, at its expense, keep and use the same in a manner consistent with applicable law and with any policy of insurance related thereto until an Event of Default shall occur.

             2.  Transfers; Location of Collateral; Name Changes.  Borrower agrees that it will not sell or attempt to sell or assign, lease, mortgage, encumber or otherwise transfer the Collateral or any interest therein other than (i) sales of inventory in the ordinary course of business and sales and dispositions permitted under the Loan Agreement and (ii) the lien and security interest granted to Bank hereunder and liens and security interests permitted under the Loan Agreement.  Borrower agrees that it will maintain the Collateral at and will not remove or permit the removal of the Collateral from 2820 South 19th Avenue, Broadview, IL 60163, except such property as shall be sold in the ordinary course of Borrower's business or renewed or replaced in accordance with Paragraph 4 of this Security Agreement.  Borrower will not change its name or any name under which it does business and will not assume any name or take any action which could necessitate the amending of any financing statements or other filings by Bank without the prior written consent of Bank or otherwise affect the perfection or priority of Bank's security interest in the Collateral.

             3.  Payment of Taxes.  So long as any part of the indebtedness hereby secured shall remain unpaid, Borrower will pay all personal property taxes and other governmental charges levied or assessed against the Collateral or any part thereof, or for its use or operation, or upon this Security Agreement, before the same become delinquent, and on demand will promptly furnish the Bank with receipts showing such payment.  Borrower will not permit the Collateral, or any part thereof, to be levied upon or sold for any tax or assessment whatsoever, nor will it permit to be done to, in, upon or about the Collateral, anything that may in any way impair the value thereof, or the security intended to be afforded by this Security Agreement.

             4.  Maintenance of Collateral.  Borrower will maintain, preserve and keep the Collateral in good repair and condition subject to normal wear and tear incurred during the normal course of business, and from time to time will promptly make needed and proper repairs, replacements, renewals, additions, and betterments which may be required by reason of use, wear, obsolescence, damage or destruction, however caused, to the ends that the value of the Collateral shall be preserved.  All after acquired property covered hereby and all additions or replacements acquired pursuant to the provisions of this Paragraph shall immediately be and become, without any other act, conveyance or mortgage on the part of the Borrower, subject to the security interest and lien of this Security Agreement, which shall be prior to any other security interest or lien on such addition or replacement.

             5.  Insurance.  Borrower will insure and keep insured, with insurance companies acceptable to Bank, all Collateral which is of a character usually insured by companies similarly situated and operating like properties and as may otherwise be required by Bank; and will insure such other hazards and risks with insurance companies acceptable to Bank to the extent usually insured by companies similarly situated and conducting similar businesses and as may otherwise be required by Bank.  Borrower will cause Bank to be named as an additional insured and lender's loss payee on all such insurance policies and shall cause all such policies to contain a prohibition against cancellation, modification or amendment without 30 days prior written notice to Bank.  Bank shall apply the insurance proceeds to any outstanding balance of the Loans pursuant to the Loan Documents.  In the event that there is no outstanding balance on the Loans and an Event of Default has not occurred, the insurance proceeds shall be delivered to Borrowers.  Borrower will from time to time upon request of Bank furnish a certificate setting forth in summary form the nature and extent of the insurance maintained pursuant to this Paragraph 5.

             6.  Inspections.  Following reasonable notice by Bank, Borrower will permit Bank, its agents and representatives, to inspect the Collateral at any reasonable time from time to time during the term of this Security Agreement.

             7.  Liens and Encumbrances.  Borrower shall not create, incur or permit to exist any mortgage, pledge, title retention, lien, encumbrance, lease, easement, or security interest with respect to the Collateral ("Liens"), except for Liens (i) in favor of Bank or (ii) otherwise consented to in writing by Bank.

             8.  Action by Bank.  If an Event of Default has occurred, Bank may, but need not, make any payment or perform any act herein required of Borrower in any form and manner deemed expedient by it, and may, but need not, purchase, discharge, compromise or settle any tax lien or other lien, security interest, or other encumbrance at any time levied or placed on the Collateral.  All monies paid for any of the purposes herein authorized and expenses paid or incurred in connection therewith, including reasonable attorneys' fees, and any other monies advanced by Bank to protect the Collateral and the security interest and lien hereof, shall be additional indebtedness secured hereby and shall become immediately due and payable without notice and with interest thereon at the rate set forth in the Revolving Note.  Inaction of Bank shall never be considered a waiver of any right accruing to it on account of any default on the part of Borrower.

             9.  Event of Default.  The occurrence of any Event of Default specified in the Loan Agreement which is incorporated by this reference as fully and with the same effect as if set forth herein shall constitute an "Event of Default" hereunder.

             Upon the occurrence of an Event of Default, all sums secured hereby shall, at the option of Bank, become immediately due and payable, without further notice to Borrower, together with interest thereon from the date of the first of any such default, at the default rate set forth in the Revolving Note.  After the indebtedness secured by this Security Agreement shall have become due and payable, whether by lapse of time or by acceleration, or otherwise, then and in any such event, Bank shall have the remedies for such default of a "secured party" under the Uniform Commercial Code as from time to time in effect in Illinois or otherwise available to it under applicable law including, without limitation, the right to take immediate and exclusive possession and control of the Collateral or any part thereof and Bank may enter on Borrower's premises, with judicial process, to take possession and control of the Collateral and, at its option, remove the same from Borrower's premises.  Bank shall be entitled to hold, maintain and preserve and prepare the Collateral for sale, until disposed of or may propose to retain the Collateral pursuant to applicable law.  Bank may require Borrower to assemble the Collateral and make it available to Bank at a place to be designated by Bank which is reasonably convenient to Borrower and Bank.  Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Bank will give Borrower reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made.  The requirements of reasonable notice shall be met if such notice is given to Borrower at least 10 days before the time of the sale or disposition.

             10.  Fees and Expenses.  In case of any suit or foreclosure at law or in equity by any person whomsoever relating to or affecting the Collateral, or any part thereof, or the title thereto, wherein Bank shall be a party, the reasonable and necessary costs, charges and attorneys' and paralegals' fees and expenses of Bank therein shall be allowed to Bank, and shall be additional indebtedness secured hereby and shall be paid out of the proceeds of sale of the Collateral if not otherwise paid by Borrower.

             11.  Successors and Assigns.  The terms used to designate any of the parties herein shall be deemed to include their respective successors and assigns, and the term "Bank" shall also include any lawful owner, holder or pledgee of the Revolving Note, the Term Note or the indebtedness secured hereby.  All representations, warranties, covenants, powers and rights herein contained shall be binding upon, and shall inure to the benefit of, Borrower and Bank and their respective legal representatives, successors and assigns.

             12.  Waiver.  No waiver of any default shall operate as a waiver of any other default or of the same default on a future occasion.  All rights and remedies of Bank hereunder shall be cumulative and shall be in addition to any other right and remedy given hereunder or now or hereafter existing at law or in equity or by statute.

             13.  Defense of Collateral.  Borrower, at its sole cost and expense, will protect and defend the Collateral or any part thereof against all claims therein or thereto, or any interest therein, and will keep the Collateral free from any other lien, security interest or encumbrance except as permitted hereby or unless Borrower is contesting such lien and has delivered a bond or other security to Bank which is satisfactory to Bank.  Borrower will pay all other claims and charges which, in the reasonable opinion of Bank, could prejudice, imperil or otherwise adversely affect the Collateral or its security interest therein.

             14.  Further Assurances.  Borrower will join with Bank in executing such documents, instruments, financing statements, continuation statements, partial releases and termination statements as Bank may deem necessary or appropriate to perfect Bank in the Collateral, pursuant to the Uniform Commercial Code as from time to time in effect in the State of Illinois.  A photographic, carbon or other reproduction of this Security Agreement shall be sufficient as a financing statement.

             15.  Receipt of Insurance Proceeds.  In the event of loss to the Collateral covered herein by insurance, Borrower shall immediately notify Bank of such loss in writing, and Borrower hereby authorizes and directs each and every insurance company concerned to make payments for such loss directly and solely to Bank. Bank is hereby authorized (but not required) to make proof of loss and to adjust claims in its reasonable discretion, and to collect and receipt for all proceeds, and Borrower shall sign, upon demand by Bank, all receipts, vouchers and releases required by the insurance companies.  All references herein to insurance proceeds shall be deemed to include any interest earned on such proceeds.

             16.  Severability.  If any term, covenant, restriction or provision of this Security Agreement is determined to be void or unenforceable, the remainder of the terms, covenants, restrictions and provisions of this Security Agreement shall remain in full force and effect and shall in no way be affected, impaired or restricted, and this Security Agreement shall be enforceable to the fullest extent permitted by applicable law.

             17.  Governing Law.  This Security Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

             18.  Beneficiaries.  It is expressly intended, understood and agreed that this Security Agreement, the Revolving Note, the Term Note, the Loan Agreement and the other Loan Documents, are made and entered into for the sole protection and benefits of Borrower and Bank, and their respective successors and assigns and no other person or persons shall have any right at any time to action hereon or rights to the proceeds of the Revolving Credit or the Term Loan; that such proceeds do not constitute a trust fund for the benefit of any third party; that no third party shall under any circumstances be entitled to any equitable lien on any such undisbursed loan proceeds at any time and that Bank shall have a lien upon and right to direct application of any such undisbursed loan proceeds as provided herein and in the Loan Agreement and the other Loan Documents.

             19.  Termination.  This Security Agreement is made for Collateral purposes only and the duties and obligations of Borrower under this Security Agreement shall terminate when the Revolving Note, the Term Note and other obligations secured hereby are repaid in full and satisfied.

             20.  Illinois Collateral Protection Act.  Unless Borrower and ECC provide Bank with evidence of the insurance coverage required by this Security Agreement, the Bank may purchase insurance at Borrower’s and ECC’s expense to protect Bank’s interest in the Collateral.  This insurance may, but need not, protect Borrower’s and ECC’s interests.  The coverage that Bank purchases may not pay any claim that Borrower or ECC makes or any claim that is made against Borrower or ECC in connection with the Collateral.  Borrower and ECC may later cancel any insurance purchased by Bank, but only after providing Bank with evidence that Borrower and ECC have obtained insurance as required by this Security Agreement.  If Bank purchases insurance for the Collateral, Borrower and ECC will be responsible for the costs of that insurance, including interest and any other charges Bank may impose in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance.  The costs of the insurance may be added to Borrower’s and ECC’s total outstanding balance or obligation.  The costs of the insurance may be more than the cost of insurance Borrower and ECC may be able to obtain on their own.

             21.  Waiver of Jury Trial.  BORROWER WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS (I) UNDER THIS SECURITY AGREEMENT, THE REVOLVING NOTE, THE TERM NOTE, THE LOAN AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT WHICH MAY BE DELIVERED IN THE FUTURE IN CONNECTION WITH THE REVOLVING CREDIT OR THE TERM LOAN OR (II) ARISING FROM THE TRANSACTIONS CONTEMPLATED BY THE REVOLVING NOTE, THE TERM NOTE, THE LOAN AGREEMENT, THIS SECURITY AGREEMENT OR THE OTHER LOAN DOCUMENTS AND ANY BANKING RELATIONSHIP BETWEEN BORROWER AND BANK, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

             22.        Jurisdiction and Venue.  BORROWER IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THE REVOLVING NOTE, THE TERM NOTE, THE LOAN AGREEMENT, THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED ONLY IN COURTS HAVING SITUS WITHIN THE CITY OF CHICAGO, STATE OF ILLINOIS.  BORROWER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SAID CITY AND STATE.  BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE VENUE OF ANY SUCH ACTION OR PROCEEDING.

             23.        Notices.  Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be deemed to have been given if made in accordance with the terms of the Loan Agreement.

             IN WITNESS WHEREOF, Borrower has executed this Security Agreement as of the date first set forth above.

SWITCHBOARD APPARATUS, INC.

By:	/s/ Jeffrey Mistarz
Name:	Jeffrey Mistarz
Its:	Treasurer